UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                  January 4, 2005
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                       Avalon Correctional Services, Inc.
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             (Exact name of Registrant as specified in its Charter)


         Nevada                        0-20307                       13-3592263
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(State or other jurisdiction      (Commission File No.)           (IRS Employer
of incorporation)                                           Identification No.)


                  13401 Railway Drive, Oklahoma City, OK 73114
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               (Address of principal executive offices) (Zip Code)

                                  405-752-8802
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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                    INFORMATION TO BE INCLUDED IN THE REPORT




Item 8.01 Other Events.


In 1997, Avalon Correctional Services, Inc., (the "Company") issued certain 7.5% Convertible Debentures. The Company announces that on January 4, 2005, the Company initiated an offer to the Holders of the Convertible Debentures to purchase the remaining Convertible Debentures for a purchase price equal to 103% of the face value of the Convertible Debentures, plus any accrued interest through the date of payment. This offer will be open through January 17th, 2005. Any Holders of the Convertible Debentures who do not receive the mailing that went out on January 4, 2005, are encouraged to contact the Company to request immediate delivery of the forms distributed to the Holders of the Convertible Debentures. Convertible Debenture Holders who do not receive the mailing may contact either Eric Gray or Randall J. Wood at 1-800-919-9113 to request immediate delivery of the purchase offer information.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               AVALON CORRECTIONAL SERVICES, INC.

                               s// Donald E.  Smith
                               DONALD E. SMITH
                               Chairman of the Board and Chief Executive Officer

                               Dated:   January 5, 2005

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